UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 28, 2007

SOUTHERN NATURAL GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-2745	63-0196650
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On February 28, 2007, we called for redemption all of the $400,000,000 outstanding principal amount of our 8⅞% Notes due 2010 (the "Notes"). The Notes were issued pursuant to an Indenture dated March 5, 2003 between us and The Bank of New York, as Trustee. The redemption date will be March 30, 2007. In accordance with the terms of the Notes and the Indenture, the redemption price will be an amount equal to 104.438% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date. A copy of the press release announcing the redemption is attached as Exhibit 99.A and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit Number	Description

99.A	Press Release dated February 28, 2007.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN NATURAL GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

 Dated:  February 28, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated February 28, 2007.